UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2025

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number	I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
	(a Texas corporation) 1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
	(a Delaware corporation) 1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange NYSE Texas
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On October 20, 2025 (the “Signing Date”), CenterPoint Energy Resources Corp., a Delaware corporation (“Seller”) and a wholly owned, indirect subsidiary of CenterPoint Energy, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and between Seller and National Fuel Gas Company, a New Jersey corporation (the “Buyer”), pursuant to which Seller has agreed to sell all of the issued and outstanding equity interests (the “LLC Interests”) in Vectren Energy Delivery of Ohio, LLC, an Ohio limited liability company (“VEDO”), to Buyer (the “Transaction”).
The purchase price for the LLC Interests is $2.62 billion (the “Purchase Price”), subject to adjustment as set forth in the Purchase Agreement. The Purchase Price to be paid by the Buyer to the Seller under the Purchase Agreement in the Transaction is comprised of the following: (i) $1.42 billion in cash (the “Cash Payment”) payable by the Buyer to the Seller upon closing of the Transaction (the “Closing”), subject to adjustments as set forth in the Purchase Agreement, including adjustments based on net working capital, regulatory assets and liabilities and capital expenditures at Closing; and (ii) a 364-day seller promissory note, in the original principal amount of $1.2 billion (the “Loan”), to be issued by the Buyer at the Closing and payable to Seller as provided by the terms and conditions of a Seller Note Agreement (such promissory note and agreement, collectively, the “Seller Note”) to be executed at the Closing in the form attached to the Purchase Agreement and as described in greater detail under Item 8.01 of this Current Report on From
8-K
(this “Current Report”).
The completion of the Transaction is subject to customary closing conditions, including (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (ii) completion of a notice filing and review with the Public Utilities Commission of Ohio; and (iii) customary conditions regarding the accuracy of the representations and warranties and compliance by the parties with their respective obligations under the Purchase Agreement. The Transaction is not subject to a financing condition. The Transaction is subject to an inside date of October 1, 2026 and expected to close in Q4 2026, subject to satisfaction of the foregoing conditions.
The Purchase Agreement contains customary representations, warranties and covenants related to VEDO, the LLC Interests and the Transaction. Between the date of the Purchase Agreement and the completion of the Transaction, Seller has agreed to cause VEDO to operate in the ordinary course of business and has agreed to certain other operating covenants with respect to VEDO as set forth in the Purchase Agreement. The parties have agreed to customary interim operating covenants, including debt financing cooperation, regulatory coordination and cooperation, treatment of certain shared contracts and transition planning. The Seller has agreed to a customary exclusivity provision with respect to VEDO during the pendency of the Transaction. On a post-Closing basis, the parties have agreed to certain cooperation covenants with respect to the transition of certain assets and contracts (including government contracts), transition services and non-solicitation
and
non-disparagement
obligations.
The Purchase Agreement includes customary termination provisions, including the abilities of the parties to extend the term of the Purchase Agreement under certain conditions if the Closing of the Transaction has not occurred within 18 months of the Signing Date, which may be extended by either Seller or Buyer up to 21 months after the Signing Date, and further extended by mutual agreement up to 24 months after the Signing Date. Extension rights are only available if all closing conditions have been met except those pertaining to regulatory approvals and the absence of restrictions of law that prohibit the consummation of the Transaction. A termination fee is payable by Buyer to Seller in certain scenarios where the Purchase Agreement is terminated for an uncured material breach resulting in a failure of a closing condition or due to certain regulatory restraints with respect to the consummation of the Transaction.
The foregoing description of the Purchase Agreement does not purport to be complete
and
is qualified in its entirety by reference to the complete text of the Purchase Agreement. A copy of the Purchase Agreement is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference. The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase
Agreement
instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding its terms and not to provide investors
with any other factual information regarding the Company, Seller or VEDO, as of the date of the Purchase Agreement or as of any other date. Investors should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were made only as of a specific date, were negotiated by the parties and are modified in important part by the underlying disclosure schedules. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders.

Item 7.01	Regulation FD Disclosure.
On October 21, 2025, the Company issued a press release announcing the Transaction. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
A one page summary of the Seller Note was made available on the Company’s website on October 21, 2025. A copy of the summary is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
The information provided in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
Pursuant to the Purchase Agreement, the Buyer (the “Borrower”), and the Seller, as lender and Seller under the Purchase Agreement (the “Lender”), are required, at Closing, to enter into the Seller Note Agreement, in the form attached to the Purchase Agreement. Pursuant to the Seller Note Agreement, the Borrower will be required to issue at the Closing a promissory note evidencing the Loan, including, without limitation, the outstanding aggregate principal and all accrued and unpaid interest thereon (including any applicable premium, interest, fees and other obligations). The Seller Note will bear interest at a rate of 6.5% per year until maturity, payable in cash on the last business day of each of March, June, September, December and the maturity date in arrears or upon the occurrence of any repayment or prepayment of the Loan. The Seller Note will mature, and all amounts and obligations due, payable and owing under the Seller Note shall be repaid in cash, on the last Business Day that is not more than 364 days from the Closing. The Loan may not be prepaid without Lender’s prior written consent. Upon maturity, proceeds from the repayment of the Seller Note are expected to be used for general corporate purposes.
The Seller Note will require the Borrower to comply with certain affirmative and negative covenants until
all principal of and interest on the Loan and all other obligations under the Seller Note have been paid in full in cash. These covenants include, among others: (i) periodic financial and compliance reporting of the Borrower, notices of default and maintenance of the existence of the Borrower and its material subsidiaries; (ii) the Borrower will not permit the ratio of consolidated indebtedness to consolidated capitalization as at the last day of any fiscal quarter to exceed 0.65 to 1.0 (or such other ratio then in effect in the Borrower’s primary credit facility); (iii) negative covenants related to (subject, in each case, to various conditions, limitations and exceptions): the creation or existence of liens on the Borrower’s properties or assets, and fundamental changes and dispositions of the Borrower’s or the Borrower’s material subsidiaries’ assets; and (iv) negative covenants relating to VEDO, including limitations on indebtedness to affiliates, limitations of the creation or existence of liens on the LLC Interests and VEDO’s assets, limitations of merger and disposition of VEDO and its assets, and a prohibition of non-wholly-owned
subsidiaries of VEDO.

The Seller Note will provide that an event of default under the Seller Note will occur upon, among other things: a breach by the Borrower of its obligations under the Seller Note, including a failure to make any payments when due; a default on the Borrower’s other indebtedness exceeding a specified threshold; a breach of certain of the Borrower’s covenants, and its representations and warranties in any material respect, under the Seller Note; certain bankruptcy or similar events with respect to the Borrower; the filing of final money judgments in excess of a specified threshold
amount that remain unpaid for 30 days or more; certain material employee benefit plan events; and a change of control involving the Borrower.
Forward-Looking Statements
This Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this Current Report are forward-looking statements made in good faith by us and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will” or other similar words are intended to identify forward-looking statements. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. The Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities and other applicable laws. Forward-looking statements include, but are not limited to, the timing of the Closing of the Transaction, the timing of the Seller Note and the Company’s intended use of the proceeds of the Transaction. Each forward-looking statement contained in this Current Report speaks only as of the date of this report. Important factors that could cause actual results to differ materially from those indicated by the provided forward-looking information include risks and uncertainties relating to (1) the timing of the expiration or termination of the Hart-Scott-Rodino waiting period and the receipt of any consents, waivers or approvals required to be obtained pursuant to applicable antitrust laws, (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction or could otherwise cause the failure of the Transaction to close, (3) the risk that a condition to the closing of the Transaction may not be satisfied, including obtaining required regulatory approvals, (4) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the Transaction, (5) the timing to consummate the Transaction, (6) disruption from the Transaction making it more difficult to maintain relationships with customers, employees, regulators or suppliers, (7) the diversion of management time and attention on the Transaction and (8) other factors discussed in the Company’s Annual Report on Form 10-K for the
fiscal year ended December 31, 2024, the Company’s Quarterly Reports on Form
10-Q
for the quarters ended March 31, 2025 and June 30, 2025 and other reports the Company may file from time to time with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

2.1	Securities Purchase Agreement, dated October 20, 2025, by and between the Seller and National Fuel Gas Company, as Buyer*

99.1	Press Release issued by the Company on October 21, 2025

99.2	Ohio Gas LDC Sale Seller Note Summary issued by the Company on October 21, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*
Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: October 21, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: October 21, 2025	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer